UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
 ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2015

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 23, 2015, Western Refining, Inc. (“Western”) delivered a proposal to the Conflicts Committee (the “NTI Conflicts Committee”) of the Board of Directors (the “NTI Board”) of Northern Tier Energy GP LLC, the general partner of Northern Tier Energy LP (“NTI”), to acquire all of NTI’s outstanding common units not already owned by Western and its affiliates in exchange for aggregate consideration per NTI common unit of $17.50 in cash and 0.2266 of a share of Western common stock, in a transaction to be structured as a merger of NTI with a wholly-owned subsidiary of Western. The proposal is subject to the negotiation and execution of a definitive agreement and approval of such definitive agreement and the transactions contemplated thereunder by Western’s Board of Directors, the NTI Conflicts Committee and the common unitholders of NTI.

It is anticipated that the authority to evaluate and respond to the proposal will be delegated to the NTI Conflicts Committee. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated. Western does not intend to provide any further comment on its proposal or any other plans by Western until a definitive agreement has been reached, or unless disclosure is otherwise required under applicable securities laws.

A copy of the Western press release dated October 26, 2015 announcing the proposal to NTI is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  The forward-looking statements reflect Western’s current expectations regarding future events, results or outcomes. The forward-looking statements contained herein include statements related to, among other things, the transactions described in Western’s proposal, including the delegation of the proposal to the NTI Conflicts Committee.  These statements are subject to the risk that the proposed transaction is not consummated at all or on the initial terms proposed, as well as to the general risks inherent in Western’s business, and its expectations may or may not be realized.  Some expectations may be based upon assumptions or judgments that prove to be incorrect.  In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could materially affect Western’s financial condition, results of operations and cash flows.  Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements are only as of the date made. Except as required by law, Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Important Notice to Investors

This Current Report on Form 8-K does not constitute an offer to sell any securities. Any such offer will be made only by means of a prospectus, and only if and when a definitive agreement has been entered into by Western and NTI, pursuant to a registration statement filed with the SEC.

If the proposed merger is approved, a registration statement of Western, which will include a proxy statement of NTI and a Western prospectus, and other materials, will be filed with the SEC. IF AND WHEN APPLICABLE, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESTERN, NTI AND THE PROPOSED MERGER. If and when applicable, investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about Western and NTI, without charge, at the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2015
WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 26, 2015.